UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment  No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 30, 2009
Fresh Harvest Products, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

0-51390	33-1130446
(Commission File Number)	(IRS Employer Identification No.)

280 Madison Ave, Suite 1005 New York, NY 10016	10016
(Address of Principal Executive Offices)	(Zip Code)

917-652-8030
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment is being filed to clarify that during the past 2 years, and the interim period through September 30, 2009 (the date of engagement) the Registrant had no consultations with the recently appointed new auditor (“Conner”), and to make certain grammatical changes.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 30, 2009, the Registrant’s Board of Directors authorized the dismissal of its then auditor, Seale and Beers, CPAs (“Seale”) who had only recently been retained on August 3, 2009. Accordingly, Seale had not been engaged long enough to audit any of the Registrant’s annual financial statements.

On September 30, 2009, a Board of Directors approved the appointment of Conner & Associates, PC ("Conner") as its independent auditor.

The Board action dismissed Seale and engaged Conner because of Conner’s proximity to its headquarters.

During the term of Seale’s engagement (from August 3, 2009 through its dismissal on September 30, 2009), there were no disagreements with the Seale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former auditor, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the past 2 years, and the interim period through September 30, 2009 (the date of engagement) Registrant had no consultations with Conner.

Conner’s engagement was effective on September 30, 2009. In accordance with Item 304 (a)(2) of Regulation S-K, during the Registrant's two most recent fiscal years, and the subsequent interim periods prior to engaging Conner, the Registrant (or someone on its behalf) did not consult the newly engaged accountant regarding: (i) Either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v)).

The Registrant requested that Seale furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements in this Item 4.01. A copy of their letter dated October 1, 2009, was filed as Exhibit 16.1 to Form 8-K on October 8, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Seale and Beers, CPAs (1)

(1)   Previously filed as Exhibit 16.1 to the Registrant’s Current Report on Form 8-K filed October 8, 2009.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fresh Harvest Products, Inc.

Date: April 19, 2010	By: /s/ Michael Jordan Friedman
Michael Jordan Friedman
President, Chief Executive Officer and Chairman of the Board of Directors